Exhibit 10.15

महाराष्ट्र शासन
GOVERNMENT OF MAHARASHTRA
ई-सुरक्षित बँक व कोषागार पावती
e-SECURED BANK & TREASURY RECEIPT (e-SBTR)

19404116628212

Bank/Branch: IBKL - 6910635/Prabhadevi
Pmt Txn id : 698220801
Pmt DtTime : 01-JUL-2021@12:51:11
ChallanIdNo: 69103332021070151391
District : 7101-MUMBAI

Stationery No: 19404116628212
Print DtTime : 01-JUL-2021 12:55:06
GRAS GRN : MH003072495202122S
Office Name : IGR182-BOM1_MUMBAI CITY
GRN Date : 01-Jul-2021@12:51:29

StDuty Schm: 0030044601-75/STAMP DUTY
StDuty Amt : R 100/- (Rs One Zero Zero only)

RgnFee Schm: 0030063301-70/Registration Fees
RgnFee Amt : R 0/- (Rs Zero only)

Article : 62--Transfer
Prop Mvblty: Movable
Consideration: R 19,998/-
Prop Descr : XXXXX

Duty Payer: PAN-AAHCP7917M,AERIES TECH GRP BUSINESS ACCELERATORS PVT LTD

Other Party: PAN-AAKCA0949D,AERIES TECHNOLOGY PRODUCTS AND STRATEGIES PVT LT

Bank official1 Name & Signature

Bank official2 Name & Signature

IDBI BANK LTD. आईडीबीआई बैंक लि. (SOL-579) Prabhadevi Branch प्रभादेवी शाखा

--- --- Space for customer/office use - - - Please write below this line --- ---

e-SBTR IS VALID UPTO SIX MONTHS FROM THE DATE OF PAYMENT.

महाराष्ट्र शासन
GOVERNMENT OF MAHARASHTRA
ई-सुरक्षित बँक व कोषागार पावती
e-SECURED BANK & TREASURY RECEIPT (e-SBTR)

16270899794028

Bank/Branch: IBKL - 6910218/CHEMBUR
Pmt Txn id : 682885901
Pmt DtTime : 20-MAR-2020@14:08:09
ChallanIdNo: 69103332020032050221
District : 7101-MUMBAI

Stationery No: 16270899794028
Print DtTime : 20-MAR-2020 14:16:09
GRAS GRN : MH013715169201920S
Office Name : IGR182-BOM1_MUMBAI CITY
GRN Date : 20-Mar-2020@14:08:09

StDuty Schm: 0030045501-75/STAMP DUTY
StDuty Amt : R 1,870/- (Rs One, Eight Seven Zero only)

RgnFee Schm: 0030063301-70/Registration Fees
RgnFee Amt : R 0/- (Rs Zero only)

Article : 5(h)(A)(iv)--Agreement creating right and having monetary value
Prop Mvblty: N.A. Consideration: R 1,87,00,000/-
Prop Descr : STAMP DUTY ON SHARE PURCHASE AGREEMENT

Duty Payer: PAN-AAHCP7917M,PULSE SECURE TECHNOLOGIES INDIA PRIVATE LIMITED

Other Party: PAN-AAKCA0949D,AERIES TECHNOLOGY GROUP PRIVATE LIMITED

Bank official1 Name & Signature

13|059

आइडीबीआई बैंक लि. चेंबूर शाखा Sol 018 CHEMBUR BRANCH IDBI BANK LTD.

Bank official2 Name & Signature
--- --- Space for customer/office use - - - Please write below this line --- ---

e-SBTR IS VALID UPTO SIX MONTHS FROM THE DATE OF PAYMENT.

Scanned with CamScanner

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT is made and executed at Mumbai on this 20th day of March, 2020.

BY AND BETWEEN

AERIES TECHNOLOGY GROUP PRIVATE LIMITED, a company incorporated and registered under the provisions of the Companies Act, 1956 having its registered office at 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai, Maharashtra, India 400025, represented by its Authorised Representative, Mr. Yogi Sadana, (hereinafter referred to as “First Transferor”) (which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors in title and assigns) of the FIRST PART.

AND

MR. SUDHIR APPUKUTTAN PANIKASSERY, an adult Indian inhabitant residing at [***] (hereinafter referred to as “Second Transferor” (which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors in title and assigns) of the SECOND PART.

AND

PULSE SECURE TECHNOLOGIES (INDIA) PRIVATE LIMITED, a company incorporated and registered under the provisions of the Companies Act, 2013 having its registered office at 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai, Maharashtra, India 400025, represented by its Director, Mr. Sudhir Appukuttan Panikassery, hereinafter referred to as the “First Transferee” (which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors in title and assigns) of the THIRD PART.

AND

MR. SUDHIR APPUKUTTAN PANIKASSERY, an adult Indian inhabitant residing at [***] (hereinafter referred to as “Second Transferee” (which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors in title and assigns) of the FOURTH PART.

AND

STRATUS TECHNOLOGIES PRIVATE LIMITED, a company incorporated and registered under the provisions of the Companies Act, 1956 having its registered office at 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai, Maharashtra, India 400025, represented by its Authorised Representative, Mr. Yogi Sadana, (hereinafter referred to as “Company” (which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors in title and assigns) of the FIFTH PART.

WHEREAS:-

(A)

The First Transferor is the registered and the beneficial owner of 9,999 (Nine Thousand Nine Hundred Ninety Nine) fully paid Equity Shares of Rs. 10/- (Rupees Ten Only) each in the Company, representing 99.99% of the issued and paid up capital of Company, more particularly described in the Schedule-I of the Agreement.

(B)

The First Transferor proposes to sale 9,999 (Nine Thousand Nine Hundred Ninety Nine) fully paid Equity Shares, more particularly described in the Schedule-I of the Agreement hereinafter referred to as the “Sale Shares”.

(C)

The Second Transferor is the registered owner of 1 (One) fully paid Equity Share of Rs. 10/- (Rupees Ten Only) each, beneficial owner being the First Transferor in the Company, representing 0.01% of the issued and paid up capital of Company, more particularly described in the Schedule-I of the Agreement.

(D)	The Second Transferor proposes to sale 1 (One) fully paid Equity Share, more particularly described in the Schedule-I of the Agreement hereinafter referred to as the “Sale Shares”.

(E)	The “First Transferor” and “Second Transferor” may hereinafter collectively be referred to as “the Transferors”.

(F)

The First Transferee is desirous of purchasing 9,999 (Nine Thousand Nine Hundred Ninety Nine) Equity Shares of the Company held by the First Transferor, with an intention to obtain ownership and management control of the Company more particularly described in Schedule I and other terms and conditions set out herein by the Transferors.

(G)

The Second Transferee as the Nominee of First Transferee is desirous of purchasing 1 (One) Equity Share of the Company held by the Second Transferor,with an intention to obtain registered ownership, beneficial owner being First Transferee, more particularly described in Schedule I and other terms and conditions set out herein by the Transferors.

(H)	The “First Transferee” and “Second Transferee” may hereinafter collectively be referred to as “the Transferees”.

(I)	The “Transferors” and “Transferees” may hereinafter collectively be referred to as “Parties”.

(J)

Subject to the receipts of all the Approvals and Consents described in Clause 2 below, the Transferors have agreed to sell the Sale Shares to the Transferees and relying on the representations and warranties given by the Transferors, the Transferees have agreed to purchase the Sale Shares at the price and subject to and upon the terms and conditions herein contained.

(K)	The parties are desirous of recording the terms agreed upon amongst them for the acquisition by the Transferees of the Sale Shares of the Transferors in the Company.

NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:

1.	REPRESENTATIONS AND WARRANTIES

1.1

The Transferors and Transferees represent and warrant that the recitals as mentioned above pertaining to the respective parties are true and correct. The recitals shall be construed to be part and parcel of this agreement.

1.2	The Transferors hereby represents and warrants to the Transferees that:

A.

The Transferors are the registered and the beneficial owner of 9,999 (Nine Thousand Nine Hundred Ninety Nine) and 1 (One) fully paid Equity Shares of Rs. 10/- (Rupees Ten Only) each of the Company, representing 99.99% and 0.01% of the issued and paid up capital of the Company, respectively;

B.

The First Transferor is a private limited company incorporated under the Companies Act, 1956. A true and complete copy of the Certificate of incorporation and PAN are enclosed as Annexure A of this Agreement;

C.	The Second Transferor is an adult Indian inhabitant. A true and complete copy of his KYC documents are enclosed as Annexure B of this Agreement;

D.

The Transferors comply, in all respect with all applicable laws whether central, state or local including rules, regulations etc. made there under, if any, relating to ownership and operation of its properties and the conduct of its business and has not received any notice of any alleged non-compliances under any existing law in India.

E.	The Transferors have not established or maintained any unrecorded fund or asset for any purpose or made any false entries on any books or record for any purposes whatsoever.

F.

The Transferors have full power to enter into and perform this Agreement and have where appropriate, taken all necessary corporate action and the permissions for the execution hereof and this Agreement constitutes when executed, the valid and binding obligations on the Transferors in accordance with its terms;

G.

The Transferors possesses good, valid and encumbrances free title to the Sale Shares and is at liberty to sell the same; and same are free from all charges, obligations, liens or any other encumbrances etc;

1.3	The Transferee represents and warrants to and with the Transferors that: -

A.

the First Transferee is a private limited company incorporated under the Companies Act, 2013. A true and complete copy of the Certificate of incorporation and PAN are enclosed as Annexure C of this Agreement;

B.	the Second Transferee is an adult Indian inhabitant. A true and complete copy of his KYC documents are enclosed as Annexure B of this Agreement;

C.

the Transferees have full power to enter into and perform this Agreement and have where appropriate, taken all necessary corporate actions for the execution hereof and this Agreement constitutes when executed the valid and binding obligations of the Transferees in accordance with its terms;

D.	the Transferees has the necessary financial resources to complete this agreement; and

E.

The Transferor shall be liable for a period of 10 (Ten) years, for any claim or liability of any nature whatsoever (including charge, complaint, action, suit proceeding, hearing, investigation, claim or demand giving rise to any liability) arising post acquisition, related to the period prior to acquisition of the sale shares by the Transferee.

2.	CONDITION PRECEDENT

Subject to the fulfillment of all the conditions precedent mentioned herein above to the satisfaction of the Transferees, the Transferees hereby agrees to purchase and acquire from the Transferors the Sale Shares held by the Transferors in the Company, free from all encumbrances, charges, liens and claims at the price and on the terms and conditions and manner as recorded herein on completion of the respective obligations mentioned herein below to the satisfaction of the transferees by the Transferors and the Transferors hereby agrees to sell and transfer to the Transferees the Sale Shares in the manner mentioned herein below.

3.	PURCHASE CONSIDERATION, EXECUTION AND COMPLETION OF SALE AND PURCHASE OF SALES SHARES

3.1

The parties hereto hereby agree to do and execute and cause to be done and execute all such acts and deeds including signing and executing such documents and writings as may be required for fulfilling and completing fulfillment of their respective obligations under this Agreement, as may be required.

3.2

The parties shall complete the transaction on 20th March, 2020 after fulfillment of all condition precedents by the Transferors as mentioned in Clause 2 above to the satisfaction of the Transferees in the following manner: -

3.3	The parties shall complete the transaction in following stages:

A.

The First Transferor shall transfer 9,999 (Nine Thousand Nine Hundred Ninety Nine) fully paid Equity Shares of the Company at a consideration of Rs. 1,870/- (Rupees One Thousand Eight Hundred Seventy Only) per share to the First Transferee by executing duly stamped transfer deed and send it to the Company for approving the transfer of the said shares in favour of the First Transferee respectively alongwith the Original Share Certificate.

B.

The Second Transferor shall transfer 1 (One) fully paid Equity Shares of the Company at a consideration of Rs. 1,870/- (Rupees One Thousand Eight Hundred Seventy Only) per share to Second Transferee by executing duly stamped transfer deed and send it to the Company for approving the transfer of the said shares in favour of the Second Transferee alongwith the Original Share Certificate.

(a)

In consideration of the Transfer of the Sale Shares to the Transferees pursuant to this Agreement, the First Transferee shall pay total sum of Rs. 18,700,000/- (Rupees One Crore Eighty Seven Lakhs Only) for acquiring 100% shareholding of the Company by way of bank transfers towards purchase consideration to First Transferor.

(b)	It is hereby clarified that Second Transferor is Nominee shareholder of First Transferor and Second Transferee is Nominee shareholder of First Transferee.

3.4

The Company shall convene and hold a meeting of the Board of Directors of the Company on 2nd March, 2020, at which meeting, the transfer of the Sale Shares in favour of the Transferees shall be approved by the Board of Directors and the names of the Transferees shall be entered in the Register of Members in respect of the said Shares and the original share certificate, duly endorsed in favour of Transferees shall be handed over to the Transferees;

3.5

The Second Transferee shall provide a Declaration in Form MGT-4 (Declaration by the registered owner of shares who does not hold the beneficial interest in such shares) to the Company within a period of 30 days from the date on which his name is entered in the register of members of the Company.

3.6

The First Transferee shall provide a Declaration in Form MGT-5 (Declaration by the beneficial owner who holds or acquires beneficial interest in shares but whose name is not entered in the register of members) to the Company within 30 days after acquiring such beneficial interest in the shares of the Company.

3.7

The company shall make a note of such declaration in the register of members and shall file, within a period of thirty days from the date of receipt of declaration by it, a return in Form MGT-6 with the Registrar in respect of such declaration with fee.

3.8	The Transferors shall handover to the Transferees the possession of all the statutory registrations, records, approvals, and certificates duly renewed and other statutory documents.

3.9

The Transferees shall be deemed to have taken over effective control of the ownership and management of the Company on date when Transfer of Sale Shares as envisaged in clause 3.3 and 3.4 above takes place and Transferees shall become 100% shareholders of the Company with effect from such date.

4.	DEFAULT

If all the pre-conditions specified in clause 2 above are not fulfilled or if the obligations of the Parties specified in clauses 3 above are not fulfilled, either party shall be entitled to terminate this Agreement by giving to the other a notice in writing of their intention to do so and in case of such termination, all obligations of the parties hereunder shall cease and determine and neither party shall have any claim against the other.

5.	INDEMNITY

5.1	The Transferees shall pay stamp duty on transfer of said Sale Shares.

5.2	Nothing under this Agreement shall limit the liability of the Transferors for fraud or willful misconduct by the Transferors.

6.	ARBITRATION & JURISDICTION

6.1

If any dispute arises between the parties hereto during the subsistence of this Agreement or thereafter in connection with the validity, interpretation, implementation or any alleged breach of any provision of this Agreement or relating to any question with reference to or in connection with this agreement, including the question as to whether any termination of this Agreement by either party hereto has been legitimate, the parties hereto shall endeavor to settle such dispute amicably within 30 days from raising of the dispute by either of the parties.

6.2

In case the said dispute could not be resolved amicably within the said period of 30 days, then dispute shall be referred to a sole arbitrator or in case of disagreement as to the appointment of the sole arbitrator to three arbitrators, one of whom will be appointed by the Transferors and the second by the Transferees and the third presiding arbitrator shall be appointed by the two arbitrators. The arbitrators will give their award within six months from the date of reference of disputes to them. The award of the arbitrator shall be final and binding on the parties. The venue of the arbitration shall be at Mumbai. The parties shall comply with all the directions, orders and awards of the arbitrator(s).

6.3	The arbitration proceedings shall be governed by the Arbitration and Conciliation Act, 1996 or any statutory modification or re-enactment thereof.

6.4	The provisions of this Section shall survive termination of this Agreement.

6.5	It is agreed between the parties hereto that Courts in Mumbai alone shall have jurisdiction to entertain and try suits and other legal proceedings, if any, between the parties hereto.

7.	NOTICE

7.1

Any notice or other communication whatsoever to be made or given under this Agreement shall only be effective if it is in writing and sent to the Party concerned at below address or at the email address:

Attention:	ATG Legal
Address:	5th Floor, Paville House, Off Veer Savarkar Marg,
Prabhadevi, Mumbai, Maharashtra 400025
Phone:	[***]
E-mail:	[***]

7.2

Any of the parties hereto may, from time to time, change their address or representative for receipt of notices provided for in this Agreement by giving to the other not less than 7 days prior written notice.

8.	FORCE MAJEURE

No party shall be liable for its inability or delay in performing any of its obligations hereunder if such delay is caused by circumstances beyond the reasonable control of the party including delay caused through flood, riot, Act of God, lightning, civil commotion, storm, tempest and earthquake.

9.	WHOLE AGREEMENT

This agreement constitutes the whole agreement between the parties hereto and it is expressly declared that no variation hereof shall be effective unless made by the parties hereto in writing.

10.	TIME

Time wherever mentioned shall be of the essence of this Agreement.

11.	INTERPRETATION

11.1

In this Agreement unless there be something in the subject or context inconsistent herewith, words importing the singular or the masculine gender only include the plural number or the feminine gender and words importing persons include corporations and the expressions the “Transferee” and the “Transferor” include their respective successors-in-title, legal heirs and permitted assigns.

11.2	The captions are for convenience or reference only and shall not be used to construe or interpret this agreement.

12.	COSTS

The costs of and incidental to this agreement including the stamp fees for the transfer and registration of the Sale Shares shall be borne and paid by the Transferees. Each party shall however be responsible for and bear his/their own solicitors’ costs.

13.	BINDING EFFECT

This Agreement shall be binding upon the heirs, personal representative, successors-in-title and permitted assigns (as the case may be) of the Transferees. The liabilities, obligations and responsibilities of the Transferees arising out or in relation to this agreement shall be borne by the transferees respectively.

14.	FINALITY OF AGREEMENT

After completion of this Agreement, the parties hereby agree that subject to Clause 3, the Transferors shall not have any claim whatsoever against the Transferee.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first hereinabove written.

SIGNED AND DELIVERED FOR AND ON BEHALF OF FIRST TRANSFEROR
For Aeries Technology Group Private Limited	Witness:

/s/ Yogi Sadana	/s/ Priyanka Sharma
(Name): Yogi Sadana	(Name): Priyanka Sharma
(Title): Authorised Representative	(Address): 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai - 400025
Date: 20th March, 2020	Date: 20th March, 2020

SIGNED AND DELIVERED FOR AND ON BEHALF OF SECOND TRANSFEROR
Witness:

/s/ Mr. Sudhir Appukuttan Panikassery	/s/ Kunaal Agashe
(Name): Mr.Sudhir Appukuttan Panikassery	(Name): Kunaal Agashe
(Title): Nominee shareholder of First Transferor	(Address): 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai - 400025

Date: 20th March, 2020	Date: 20th March, 2020

SIGNED AND DELIVERED FOR AND ON BEHALF OF FIRST TRANSFEREE
For Pulse Secure Technologies (India) Private Limited	Witness:

/s/ Mr. Sudhir Appukuttan Panikassery	/s/ Vilma Fernandes
(Name): Mr. Sudhir Appukuttan Panikassery	(Name): Vilma Fernandes
(Title): Director	(Address): 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai - 400025
Date: 20th March, 2020	Date: 20th March, 2020

SIGNED AND DELIVER FOR AND ON BEHALF OF SECOND TRANSFEREE
Witness:

/s/ Mr. Sudhir Appukuttan Panikassery	/s/ Kunaal Agashe
(Name): Mr. Sudhir Appukuttan Panikassery	(Name): Kunaal Agashe
(Title): Nominee shareholder of first Transferee	(Address): 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai - 400025
Date: 20th March, 2020	Date: 20th March, 2020

SIGNED AND DELIVERED FOR AND ON BEHALF OF COMPANY
For Stratus Technologies Private Limited	Witness:

/s/ Yogi Sadana	/s/ Ashita Shetty
(Name): Yogi Sadana	(Name): Ashita Shetty
(Title): Authorised Representative	(Address): 5th Floor, Paville House, Off Veer Savarkar Marg, Prabhadevi, Mumbai - 400025
Date: 20th March, 2020	Date: 20th March, 2020

Schedule I

SHARES HELD BY

AERIES TECHNOLOGY GROUP PRIVATE LIMITED

IN

STRATUS TECHNOLOGIES PRIVATE LIMITED

AND TO BE TRANSFERRED TO

PULSE SECURE TECHNOLOGIES (INDIA) PRIVATE LIMITED

Register Folio No.	Share Certificate No.	Distinctive No. From	Distinctive No. To	No of Shares Held	Face Value of Shares (Rs.)	Amount of paid up capital (Rs.)	Transfer Value of Shares (Rs.)
06	03	1	9999	9,999	10/-	99,990/-	18,698,130/-

Total				9,999		99,990/-	18,698,130/-

SHARES HELD BY

MR. SUDHIR APPUKUTTAN PANIKASSERY

(NOMINEE OF AERIES TECHNOLOGY GROUP PRIVATE LIMITED)

IN

STRATUS TECHNOLOGIES PRIVATE LIMITED

AND TO BE TRANSFERRED TO

MR. SUDHIR APPUKUTTAN PANIKASSERY

(NOMINEE OF PULSE SECURE TECHNOLOGIES (INDIA) PRIVATE LIMITED)

Register Folio No.	Share Certificate No.	Distinctive No. From	Distinctive No. To	No of Shares Held	Face Value of Shares (Rs.)	Amount of paid up capital (Rs.)	Transfer Value of Shares (Rs.)
07	04	10000	10000	1	10/-	10/-	1,870/-

Total				1		10/-	1,870/-